UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8K
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Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2009

TWO RIVERS WATER COMPANY
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(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Annex Suite 200, Denver, Colorado 80222
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(Address of principal executive offices)

303-222-1000
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(Registrant's Telephone number)

Formerly: Navidec Financial Services, Inc.

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.03 Material Modification to Rights of Security Holders.

On November 19, 2009, Two Rivers Water Company (the Company) (formerly Navidec Financial Services, Inc.), held its’ Annual Shareholder Meeting, as discussed below in Item 8.01.  As a result of such meeting, the Articles of Incorporation have been amended to include shareholder actions by written consent.  Such amendment was filed with the Secretary of State of Colorado on November 19, 2009.

Shareholder actions can be approved by  written consent if there are if the shareholders  holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares  entitled to vote  thereon  were present and voted, consent to such action in writing.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Shareholders’ Meeting, the Company’s Board of Directors was elected. As a result of the meeting the following changes were made to the Company’s Board of Directors.

Discharge of Director

Mr. Howard Farkas was not re-appointed to the Board of Directors.

Appointment of Directors

Mr. John McKowen and Ms. Jolee Henry were re-elected to the Board of Directors of the Company.  Mr. McKowen also serves as the Chief Executive Officer of the Company.

Messrs. Wayne Harding III, John Stroh II and Fred Jones were elected to the Board of Directors at the Shareholder Meeting.  All directors were elected to serve until the next annual shareholders’ meeting. Their backgrounds are discussed below.

WAYNE E. HARDING, III.  Mr. Harding has worked with Navidec as a controller and handling of its SEC filings since July 28, 2008.  On September 11, 2009, Mr. Harding was appointed the Chief Financial Officer and Secretary of Navidec.  Mr. Harding served on the board of directors, chair of the governance, compensations and audit committees for Aerogrow International (a public company based in Boulder Colorado USA, OTC: AERO) from 2005 – 2007.  He has served as vice president business development of Rivet Software since December 2004. From August 2002 to December 2004 Mr. Harding was owner and President of Wayne Harding & Company, PC and from 2000 until August 2002 he was director-business development of CPA2Biz.

Mr. Harding holds an active CPA license in Colorado and received his BS and MBA degrees from the University of Denver, where he currently serves on the School of Accountancy Advisory Board and head of the Academic Excellence Committee.  Mr. Harding also teaches in the University of Denver MBA program on accounting issues.  He is also past-President of the Colorado Society of CPAs.

FRED JONES.  Mr. Jones is the co-Manager of HCIC Holdings, LLC. Mr. Jones has over forty years working in the railroad industry, with the exception of military service. He has held various positions to include Chairman of the Board of Colorado Kansas & Pacific (2000 to 2003) a short line railroad in Southern Colorado, and C.E.O. of I.T.S. Inc., a consulting and development firm.  Mr. Jones began his railroad career in 1964 at the Rio Grande Railroad, which merged with the Southern Pacific and later the Union Pacific. He retired from Union Pacific in September 2000 as Senior Manager of Train Operations.  After retirement from the Union Pacific, Mr. Jones worked on a variety of projects including the establishment of two railroads, a rock quarry, and several investment decisions by major investment houses, as a consultant for the Gerson Lehrman Group. He is also experienced in working with government agencies including the Federal Railroad Administration and the Federal Aviation Administration.

JOHN STROH II.   Mr. Stroh received his Bachelor of Science in Business Administration from Colorado State University in 1976. In 1991, he passed the Colorado state Certified Appraiser exam. He received his real estate broker license in the State of Colorado in 1976. Mr. Stroh has been a real estate broker since he received his broker license in 1976. He is the owner/managing broker of Southern Colorado Land and Livestock Company, a real estate management, appraisal, consulting, and brokerage firm.

Mr. Stroh is also an instructor for the Trinidad State Junior College. He teaches real estate courses including water law, broker courses, and mandatory fair housing courses.

Mr. Stroh is Secretary of the Lower Cucharas Water Users Association and Secretary of the Holita Ditch and Reservoir Companies and Secretary of the Walsenburg Ditch Company. He is also Chairperson of the Sangre de Cristo Habitat Partnership Program Committee.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the November 19, 2009 Shareholders’ Meeting, the shareholders approved the following amendments of the Articles of Incorporation.  Such amendments were filed with the Secretary of State of the State of Colorado on November 19, 2009.

Change of Corporate Name

On November 19, 2009, the Company filed an Amendment to the Articles of Incorporation to change the Company’s name from Navidec Financial Services, Inc. to Two Rivers Water Company.

Shareholder Action By Written Consent

On November 19, 2009, the Company filed an Amendment to the Articles of Incorporation to allow for actions to be taken by written consent if there are shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing.

SECTION 8 – OTHER INFORMATION

Item 8.01  Other Information

Shareholders’ Meeting

On November 19, 2009, the Company held its Annual Shareholder Meeting at 10:00 a.m. at its corporate offices at 2000 South Colorado Blvd., Annex Suite 200, Denver, Colorado.

At such meeting, 8,953,445 shares were eligible to vote and 7,102,642 shares were voted as follows:

Item	For	Against	Abstain	Non-Votes
Board of Directors
John McKowen	7,078,223	23,420	999	0
Jolee R. Henry	7,090,528	11,115	999	0
Wayne Harding, III	7,087,815	14,601	226	0
Fred Jones	7,087,532	14,348	762	0
John Stroh, II	7,087,876	14,303	463	0

Auditors	7,099,015	2,947	680	0
Change Company Name	7,093,311	8,932	399	0
Amendment to Articles	4,956,427	3,473	182	2,142,560

The following items were approved at the Shareholders’ Meeting:

-	Messers. John McKowen, Wayne Harding, III, Fred Jones, John Stroh, II and Ms. Jolee R. Henry were elected to the Board of Directors to serve until the next annual meeting of the Shareholders.

-	The Company’s auditors, Schumacher and Associates of Denver, Colorado were approved.

-	The Company’s name change to Two Rivers Water Company.

-	The Company’s Articles of Incorporation will be amended to include the ability to shareholder action by written consent of the shareholders.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVIDEC FINANCIAL SERVICES, INC. (Registrant)
Dated: November 23,2009	By: /s/ Wayne Harding Wayne Harding, Chief Financial Officer